Exhibit 99.1

Teligent to Pursue Asset Sale through Voluntary Chapter 11 Process

Company is arranging $12 million debtor-in-possession financing from its senior secured lenders and access to its cash collateral on a consensual basis

Canadian entities to pursue sale process outside of Chapter 11

BUENA, NJ., October 14, 2021 – Teligent, Inc. (Nasdaq: TLGT), a New Jersey-based specialty generic pharmaceutical company (“Teligent” or the “Company”), today announced that the Company has, together with certain of its affiliates, filed for voluntary protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware to pursue a sale process that is intended to maximize the value of the Company.

The Company began a marketing process ahead of the Chapter 11 filing to determine the level of market interest and is in ongoing discussions with several interested parties. The Company expects to consummate a sale of the entire business or its core assets by early 2022. Meanwhile, Teligent’s Canadian affiliate, Teligent Canada, will be pursuing an out-of-court sale process.

In connection with the filing, Teligent has appointed Vladimir Kasparov, Managing Director at Portage Point Partners, as Chief Restructuring Officer. Mr. Kasparov will oversee the business and its restructuring process, working closely with the Teligent leadership team, including previously appointed interim Chief Financial Officer Alyssa Lozynski, and Board of Directors to execute the Company's business strategy and conduct a value-maximizing sale process. Mr. Kasparov brings deep experience in managing complex financial and operational restructurings, including providing interim management services and stepping into officer roles to preserve and maximize value during restructurings and operational turnarounds.

Furthermore, the Company appointed Bradley E. Scher to its Board of Directors, enhancing the Board’s restructuring expertise. Mr. Scher is the Founder and Managing Member of Ocean Ridge Capital Advisors, LLC and has served in a variety of crisis and interim management roles. The Company also announced that Chief Executive Officer Tim Sawyer and Chief Legal Officer and Executive Vice President Philip Yachmetz resigned effective October 8, 2021.

“The entire Teligent team has worked diligently over the past year to address market trends, our debt structure, and operational hurdles that have challenged our business. While this is not the outcome we envisioned, we are confident that Teligent’s business includes a strong portfolio of specialty generic prescription assets and believe a sale is the best opportunity to maximize value,” said John Celentano, the Chairman of Teligent’s Board of Directors. “On behalf of the entire Teligent Board of Directors, I’d like to thank Tim and Phil for their dedication and hard work on behalf of the Company throughout their tenures. We welcome Vlad, Alyssa, and Brad to the team and look forward to partnering with them as we pursue the Company’s strategy and a value-maximizing sale.”

The Company has filed various “First-Day” motions with the Bankruptcy Court requesting customary relief that will enable the Company to transition into Chapter 11 without disruption to its ordinary course operations. Teligent expects these motions to be approved within the first few days of the case.

In order to fund and preserve its operations during the Chapter 11 process, the Company is arranging $12 million in debtor-in-possession (“DIP”) financing from its senior secured lenders. Upon approval by the Bankruptcy Court, the DIP financing will provide the Company with the necessary liquidity to operate in the normal course and cover administrative expenses throughout the Chapter 11 process as it pursues a value-maximizing sale process.

Additional Information

As previously disclosed, on April 9, 2021, Teligent received a notice from Nasdaq informing the Company that its common stock failed to meet the minimum required closing bid price for continued listing on The Nasdaq Global Select Market. The Company did not regain compliance by the October 6, 2021 deadline and does not intend to appeal for additional time or a hearing. Teligent’s shares of common stock are scheduled for delisting at the opening of business on October 18, 2021, and may thereafter trade in the over-the-counter market.

More information regarding Teligent’s Chapter 11 case can be found at https://dm.epiq11.com/Teligent or by calling (800) 781-1016 for U.S. calls or (503) 597-5535 for international calls.

Teligent is represented in this matter by Young Conaway Stargatt & Taylor, LLP and K&L Gates LLP as legal advisors, Raymond James & Associates, Inc. as investment banker, and Portage Point Partners, LLC as financial advisor and provider of interim management services.

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Forward-Looking Statements

This press release includes “forward-looking statements” that are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about the Company’s business and the industry in which the Company operates and the beliefs and assumptions of the Company’s management. Forward-looking statements can be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms. These forward-looking statements are inherently subject to various risks and uncertainties many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the Chapter 11 process; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 process, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 process), results of operations or business prospects; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 process; conditions to which the DIP financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; more stringent or costly payment terms and/or the decision by a significant number of suppliers, vendors or customers not to do business with the Company; the Company’s ability to attract, motivate and retain key executives and other personnel; the trading price and volatility of the Company’s common stock; the delisting of the Company’s common stock from The Nasdaq Global Select Market; and those additional risks and uncertainties set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other periodic reports the Company files with the Securities and Exchange Commission. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak and the effects thereof on the Company’s future performance and results of operations. It is not possible to predict or identify all such risks. There may be additional risks that the Company considers immaterial or which are unknown. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this press release speak only as of the date hereof and, subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Media:
Rachel Chesley

TeligentCommunications@fticonsulting.com